Summary of Significant Accounting Policies and Other Items	12 Months Ended
Dec. 31, 2017
Preparation of Interim Financial Statements and Other Items

2. Summary of Significant Accounting Policies and Other Items

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These consolidated financial statements include the accounts of Cactus LLC and its wholly owned subsidiaries, Suzhou and CWA. All significant intercompany transactions and balances have been eliminated upon consolidation.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current period presentation.

Limitation of Members’ Liability

Under the terms of the Amended and Restated Limited Liability Company Operating Agreement, dated as of May 31, 2016, of Cactus LLC (the “Agreement”), the members are not obligated for debt, liabilities, contracts or other obligations of Cactus LLC. Profits and losses are allocated to members as defined in the Agreement.

Segment and Related Information

We operate as a single operating segment, which reflects how we manage our business and the fact that all of our products and services are dependent upon the oil and natural gas industry. Substantially all of our products and services are sold in the U.S., which consists largely of oil and natural gas exploration and production companies. We operate in the United States, Australia and China. Our operations in Australia and China represented less than 10% of our consolidated operations for all periods presented in these consolidated financial statements.

Significant Customers and Concentration of Credit Risk

We had one customer representing 11% of total revenues in 2017 and one customer representing 12% of total revenues in both 2016 and 2015. There were no other customers representing 10% or more of total revenues in 2017, 2016 or 2015. Our assets that are potentially subject to concentrations of credit risk are cash and accounts receivable. Our receivables are spread over a number of customers, a majority of which are operators and suppliers to the oil and natural gas industry. We manage the credit risk on financial instruments by transacting only with what management believes are financially secure counterparties, requiring credit approvals and credit limits, and monitoring counterparties’ financial condition. Our maximum exposure to credit loss in the event of non‑performance by the counterparty is limited to the receivable balance. We perform ongoing credit evaluations as to the financial condition of our customers with respect to trade receivables. Generally, no collateral is required as a condition of sale.

Significant Vendors

We purchase a significant portion of supplies, equipment and machined components from a single vendor. During 2017, 2016 and 2015, purchases from this vendor totaled $33.4 million, $10.8 million and $18.1 million, respectively. These figures represent approximately 22%,  20% and 27% for the respective periods, of total third party vendor purchases of raw materials, finished products, equipment, machining and other services. Amounts due to the vendor included in accounts payable, in the consolidated balance sheets, as of December 31, 2017 and 2016 totaled $7.4 million and $1.3 million, respectively.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include but are not limited to estimated losses on accounts receivables, estimated realizable value on excess and obsolete inventory, useful lives of equipment and estimates related to fair value of reporting units for purposes of assessing goodwill for impairment. Actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized when all of the following criteria have been met: (i) evidence of an arrangement exists; (ii) delivery and acceptance by the customer has occurred; (iii) the price to the customer is fixed or determinable; and (iv) collectability is reasonably assured, as follows:

Product revenue. Revenue is recognized from the sale of wellhead systems and production trees and is recognized when the products have shipped and significant risk of ownership has passed under our contract terms. The arrangements typically do not include the right of return.

Rental revenue. We design and manufacture a suite of highly technical equipment, tools and products used for well control during the drilling and completion phases that are rented to customers on a short-term basis. Our rental agreements are directly with customers and provide for a rate based on the period of time the equipment is used or made available to the customer. Revenue is recognized as earned over the rental period.

Field service and other revenue. We provide field services to our customers based on contractually agreed rates. Other revenue is derived from providing repair and reconditioning services to customers, generally to customers who have installed our products on their wellsite. Revenues are recognized as the services are performed or rendered.

From time to time certain of our contracts include multiple deliverables. The pricing of each of our products and services is individually negotiated and agreed with our customers. The hierarchy for determining the selling price of a deliverable includes (a) vendor‑specific objective evidence, if available, (b) third‑party evidence, if vendor‑specific evidence is not available, and (c) our best estimate of selling price, if neither vendor‑specific nor third‑party evidence is available. Our revenues for multi‑element arrangements are based on vendor‑specific evidence as most of our products, rentals and field services are sold on an individual basis.

Foreign Currency Translation

The financial position and results of operations of our foreign subsidiaries are measured using the local currency as the functional currency. Revenues and expenses of the subsidiaries have been translated into U.S. Dollars at average exchange rates prevailing during the period. Assets and liabilities have been translated at the rates of exchange on the balance sheet dates. The resulting translation gain and loss adjustments have been recorded directly as a separate component of other comprehensive income (loss) in the consolidated statements of income and comprehensive income, and members’ equity.

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the consolidated results of operations as incurred.

Stock‑based Compensation

We measure the cost of equity‑based awards based on the grant‑date fair value and we allocate the compensation expense over the corresponding service period, which is usually the vesting period, using the straight‑line method. All grant date fair value is expensed immediately for awards that are fully vested as of the grant date.

Income Taxes

Cactus LLC is a limited liability company and files a U.S. Return of Partnership Income, which includes both our U.S. and foreign operations. As a limited liability company, Cactus LLC is treated as a partnership, and the members of Cactus LLC are taxed individually on their share of our earnings for U.S. federal income tax purposes. Accordingly, no provision for U.S. federal income taxes has been made in the consolidated financial statements.

Cactus LLC is subject to state taxes within the United States. However, the income generated by Cactus LLC flows through to the members’ individual state tax returns. Additionally, our operations in both Australia and China are subject to local country income taxes.

Deferred taxes are recorded using the liability method, whereby tax assets and liabilities are determined based on the differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The realizability of deferred tax assets are evaluated annually and a valuation allowance is provided if it is more likely than not that the deferred tax assets will not give rise to future benefits in our tax returns.

We account for uncertainty in income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the consolidated financial statements. Each income tax position is assessed using a two‑step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the consolidated financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement.

We record income tax related interest and penalties, if any, as a component in the provision for income tax expense.

U.S. Federal Income Tax Reform

On December 22, 2017, the President of the United States signed into law legislation informally known as the Tax Cuts and Jobs Act (the “Act”). The Act represents major tax reform legislation that, among other provisions, reduces the U.S. corporate tax rate. As of December 31, 2017, since Cactus LLC is a pass-through entity, management considers that the abovementioned Act will have an immaterial impact. However, going forward, the Company will analyze the impact based on revised circumstances.

Cash and Cash Equivalents

We consider all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents. Throughout the year, we maintained cash balances that were not covered by federal deposit insurance. We have not experienced any losses in such accounts.

Accounts Receivable

We extend credit to customers in the normal course of business. We do not accrue interest on delinquent accounts receivable. Accounts receivable as of December 31, 2017 and 2016 includes unbilled revenue of $24.9 million and $8.8 million, respectively, for products delivered and for services performed for which billings had not yet been submitted to the customers. Earnings are charged with a provision for doubtful accounts based on a current review of the collectability of accounts. Accounts deemed uncollectible are applied against the allowance for doubtful accounts. Accounts receivable is net of allowance for doubtful accounts of $0.7 million and $0.9 million as of December 31, 2017 and 2016, respectively.

The following is a rollforward of our allowance for doubtful accounts:

	Balance at				Balance at
	Beginning of	Expense			End of
	Period	(recovery)	Write off	Other	Period
Year Ended December 31, 2017	$851	$(100)	$(3)	$(8)	$740
Year Ended December 31, 2016	1,208	(357)	—	—	851
Year Ended December 31, 2015	1,024	250	(66)	—	1,208

Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined using standard cost (which approximates average cost) and weighted average methods. Costs include an application of related direct labor and overhead cost. Net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. Reserves are made for obsolete and slow‑moving items based on a range of factors, including age, usage and technological or market changes that may impact demand for those products. The inventory obsolescence reserve was $5.9 million and $4.8 million as of December 31, 2017 and 2016, respectively.

The following is a rollforward of our inventory obsolescence reserve:

	Balance at				Balance at
	Beginning of	Expense			End of
	Period	(recovery)	Write off	Other	Period
Year Ended December 31, 2017	$4,770	$1,259	$(103)	$(41)	$5,885
Year Ended December 31, 2016	3,184	1,851	(265)	—	4,770
Year Ended December 31, 2015	841	2,343	—	—	3,184

Property and Equipment

Property and equipment are stated at cost. We manufacture some of our own rental assets and during the manufacture of these assets, they are reflected as construction in progress until complete. We depreciate the cost of property and equipment using the straight‑line method over the estimated useful lives and depreciate our rental assets to their salvage value. Leasehold improvements are amortized over the shorter of the remaining lease term or economic life of the related assets. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss are reflected in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and improvements are capitalized. Estimated useful lives are as follows:

Land	N/A
Buildings and improvement	5-39	years
Machinery and equipment	7	years
Vehicles under capital lease	3	years
Rental equipment	2-5	years
Furniture and fixtures	5	years
Computers and software	3-5	years

Property and equipment as of December 31, 2017 and 2016 consists of the following:

	December 31,
	2017	2016
Land	$2,241	$2,241
Buildings and improvements	11,657	11,169
Machinery and equipment	43,528	38,429
Vehicles under capital lease	15,557	2,616
Rental equipment	85,292	75,437
Furniture and fixtures	1,110	984
Computers and software	2,636	2,429
	162,021	133,305
Less: Accumulated depreciation and amortization	72,917	62,381
	89,104	70,924
Construction in progress	5,550	3,946
Total property and equipment, net	94,654	74,870

Depreciation of property and equipment was $23.3 million, $21.2 million and $20.6 million for 2017, 2016 and 2015, respectively. Depreciation expense is included in “total costs and expenses” in the consolidated statements of income.

Impairment of Long‑Lived Assets

We review the recoverability of long‑lived assets, such as property and equipment, when events or changes in circumstances occur that indicate the carrying value of the asset or asset group may not be recoverable. The assessment of possible impairment is based on our ability to recover the carrying value of the asset or asset group from the expected future pre‑tax cash flows (undiscounted) of the related operations. If these cash flows are less than the carrying value of such asset, an impairment loss is recognized for the difference between estimated fair value and carrying value. We concluded there were no indicators evident or other circumstances present that these assets were not recoverable and accordingly, no impairment charges of long‑lived assets were recognized for 2017, 2016 and 2015.

Goodwill

Goodwill represents the excess of acquisition consideration paid over the fair value of identifiable net tangible and identifiable intangible assets acquired. All of the goodwill resulted from the acquisition of a manufacturing facility in Bossier City, Louisiana in 2011. The facility supports our full range of products, rentals and services. Goodwill is attributable to the reduced reliance on vendors and synergies associated with the ability of the Bossier City plant to manufacture our full range of products as well as to deliver time sensitive and rapid turnaround orders. Goodwill is not amortized, but is reviewed for impairment on an annual basis (or more frequently if impairment indicators exist). We have established December 31 as the date of our annual test for impairment of goodwill. We perform a qualitative assessment of the fair value of our reporting unit before calculating the fair value of the reporting unit in step one of the two‑step goodwill impairment model. If, through the qualitative assessment, we determine that it is more likely than not that the reporting unit’s fair value is greater than its carrying value, the remaining impairment steps would be unnecessary.

If there are indicators that goodwill has been impaired and thus the two‑step goodwill impairment model is necessary, step one is to determine the fair value of the reporting unit and compare it to the reporting unit’s carrying value. Fair value is determined based on the present value of estimated cash flows using available information regarding expected cash flows of each reporting unit, discount rates and the expected long‑term cash flow growth rates. If the fair value of the reporting unit exceeds the carrying value, goodwill is not impaired and no further testing is performed. The second step is performed if the carrying value exceeds the fair value. The implied fair value of the reporting unit’s goodwill must be determined and compared to the carrying value of the goodwill. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, an impairment loss equal to the difference will be recorded. We concluded that there was no impairment of goodwill in 2017, 2016 or 2015, based on our annual impairment analysis.

Debt Discount and Deferred Loan Costs

Long‑term debt is presented in the consolidated balance sheets net of an original issue discount as well as deferred loan costs, which are both amortized to interest expense over the life of the debt. The original issue discount was $5.5 million. The amortization of the discount totaled $0.8 million, $0.8 million and $0.9 million for 2017, 2016 and 2015, respectively, and is included in interest expense in the consolidated statements of income.

Deferred loan costs are amortized to interest expense over the term of the related debt agreement using methods which approximate the effective interest method. We capitalized $6.0 million in connection with our long-term debt. The amortization of the deferred loan costs for 2017, 2016 and 2015 totaled $0.9 million, $0.9 million and $1.0 million, respectively.

When the related debt instrument is retired, any remaining unamortized costs of the original issue discount and deferred loan costs are included in the determination of the gain or loss on the extinguishment of the debt.

As of December 31, 2017 and 2016, the unamortized balance of debt discount and deferred loan costs was $4.5 million and $6.3 million, respectively. In conjunction with the IPO and repayment in full of our term loan, the unamortized balance of debt discount and deferred loan costs will be written off to loss on debt extinguishment.

Accrued Expenses and Other

Accrued expenses and other as of December 31, 2017 and 2016 are as follows:

	December 31,
	2017	2016
Payroll, payroll taxes and benefits	$4,033	$2,722
Income based tax payable	526	641
Taxes other than income	1,375	1,271
Deferred revenue	765	565
Product warranties	343	95
Accrued insurance	1,059	—
Accrued interest	161	50
Other	2,297	1,086
Total	$10,559	$6,430

Deferred Revenue

Deferred revenue represents cash received from customers for rental equipment services not yet rendered and products not yet delivered.

Product Warranties

We generally warrant our manufactured products 12 months from the date placed in service.

Fair Value Measures

Fair value measurements—We record financial assets and financial liabilities at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the reporting date. The fair value framework requires the categorization of assets and liabilities into three levels based upon the assumptions (inputs) used to price the assets or liabilities, with the exception of certain assets and liabilities measured using the net asset value practical expedient, which are not required to be leveled. Level 1 provides the most reliable measure of fair value, whereas Level 3 generally requires significant management judgment. The three levels are defined as follows:

•	Level 1: Unadjusted quoted prices in active markets for identical assets and liabilities.
•

Level 2:  Observable inputs other than quoted prices included in Level 1. For example, quoted prices for similar assets or liabilities in active markets or quoted prices for identical assets or liabilities in inactive markets.

•	Level 3: Unobservable inputs reflecting management’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Fair value of long‑lived, non‑financial assets—Long‑lived, non‑financial assets are measured at fair value on a non‑recurring basis for the purposes of calculating impairment. The fair value measurements of our long‑lived, non‑financial assets measured on a non‑recurring basis are determined by estimating the amount and timing of net future cash flows, which are Level 3 unobservable inputs, and discounting them using a risk‑adjusted rate of interest. Significant increases or decreases in actual cash flows may result in valuation changes.

Fair value of debt—The fair value, based on Level 2, of our term loan facility due 2020 approximated the face value of the debt of $248.5 million as of December 31, 2017. The fair value was approximately $231 million as of December 31, 2016 compared to the $251.1 million face value of the debt as of December 31, 2016.

Other fair value disclosures—The carrying amounts of cash and cash equivalents, receivables, accounts payable, as well as amounts included in other current assets and other current liabilities that meet the definition of financial instruments, approximate fair value.

Recent Accounting Pronouncements

Standards Adopted

In July 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015‑11, Simplifying the Measurement of Inventory, which requires companies to measure inventory at the lower of cost or net realizable value rather than at the lower of cost or market. Net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. We adopted this ASU on January 1, 2017. The adoption of this pronouncement did not have any material impact on the consolidated financial statements.

In March 2016, the FASB issued ASU No. 2016‑09, Improvements to Employee Share‑Based Payment Accounting. This new guidance includes provisions intended to simplify how share based payments are accounted for and presented in the financial statements, including: a) all excess tax benefits and tax deficiencies should be recognized as income tax expense or benefit in the income statement; b) excess tax benefits should be classified along with other income tax cash flows as an operating activity; c) an entity can make an entity wide accounting policy election to either estimate the number of awards that are expected to vest or account for forfeitures when they occur; d) the threshold to qualify for equity classification permits withholding up to the maximum statutory tax rates in the applicable jurisdictions; e) cash paid by an employer should be classified as a financing activity when shares are directly withheld for tax withholding purposes. We adopted this ASU on January 1, 2017. The adoption of this pronouncement did not have any material impact on the consolidated financial statements.

Standards Not Yet Adopted

In May 2014, the FASB issued ASU No. 2014‑09, Revenue from Contracts with Customers, which supersedes the current revenue recognition guidance. The ASU is based on the principle that revenue is recognized to depict the transfer of goods and services to customers in the amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The ASU also requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. The new standard will be effective for public companies for the fiscal years beginning after December 31, 2017 using one of two retrospective application methods. We adopted this pronouncement on January 1, 2018 using the modified retrospective method. Based on the assessment performed, the adoption of this pronouncement will not have a material impact on the consolidated financial statements. We are continuing our assessment of potential changes to our disclosures under the new standard. We will provide additional disclosures, if any, regarding material differences in reported financial statement line items in 2018 when compared to the amounts that would have been reported under legacy accounting guidance.

In February 2016, the FASB issued ASU No. 2016‑02, Leases (Topic 842), to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. Upon adoption of the new guidance, lessees are required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. The new guidance will be effective for fiscal years beginning after December 15, 2018. We are currently evaluating the impact this pronouncement will have on the consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017‑01, Business Combinations (Topic 805): Clarifying the Definition of a Business, in an effort to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendments in this standard provide a screen to determine when an integrated set of assets and activities is not a business. The screen requires that when substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar identifiable assets, the integrated set of assets and activities is not a business. The new guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is allowed for transactions for which the acquisition date occurs before the issuance date or effective date of the amendments, only when the transaction has not been reported in financial statements that have been issued or made available for issuance and for transactions in which a subsidiary is deconsolidated or a group of assets is derecognized before the issuance date or effective date of the amendments, only when the transaction has not been reported in financial statements that have been issued or made available for issuance. Entities will be required to apply the guidance prospectively when adopted. We do not expect the adoption of this pronouncement to have a material impact on the consolidated financial statements.

In January 2017, the FASB issued ASU 2017‑04, Intangibles‑Goodwill and Other, which simplifies the accounting for goodwill impairment by eliminating Step 2 of the current goodwill impairment test. In computing the implied fair value of goodwill under Step 2, an entity had to perform procedures to determine the fair value at the impairment testing date of its assets and liabilities (including unrecognized assets and liabilities) following the procedure that would be required in determining the fair value of assets acquired and liabilities assumed in a business combination. Instead, under the new standard, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. An entity should recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. An entity still has the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary. The new guidance should be adopted for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. We do not expect the adoption of this pronouncement to have a material impact on the consolidated financial statements.

In August 2016, the FASB issued ASU No. 2016‑15, Cash Flow Statement (Topic 250). This new guidance addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice, including: debt prepayment or debt extinguishment costs, settlement of zero coupon debt instruments or other debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate owned life insurance policies, distributions received from equity method investees, beneficial interests in securitization transactions, and separately identifiable cash flows and application of the predominance principle. ASU 2016‑15 is effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. We do not expect that the adoption of this pronouncement will have a material impact on the consolidated financial statements.

CACTUS INC
Preparation of Interim Financial Statements and Other Items

2.           Summary of Significant Accounting Policies

Basis of Presentation

The Company’s balance sheet has been prepared in accordance with U.S. generally accepted accounting principles. Separate statements of income and comprehensive income, cash flows and changes in stockholder’s equity have not been presented because the Company has had no operations to date.